UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02021

Deutsche Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Semiannual Report

to Shareholders

Deutsche Enhanced Commodity Strategy Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
7 Consolidated Portfolio Summary
9 Consolidated Investment Portfolio
24 Consolidated Statement of Assets and Liabilities
26 Consolidated Statement of Operations
28 Consolidated Statement of Changes in Net Assets
29 Consolidated Financial Highlights
34 Notes to Consolidated Financial Statements
53 Information About Your Fund's Expenses
55 Advisory Agreement Board Considerations and Fee Evaluation
60 Account Management Resources
62 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management confirm that they expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder

President, Deutsche Funds

Performance Summary December 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–11.55%	–6.56%	–1.63%	0.10%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–16.63%	–11.93%	–2.79%	–0.50%
Bloomberg Commodity Index†	–22.50%	–17.01%	–5.53%	–2.67%
Class B	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–11.84%	–7.29%	–2.44%	–0.68%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–15.27%	–9.99%	–2.66%	–0.68%
Bloomberg Commodity Index†	–22.50%	–17.01%	–5.53%	–2.67%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–11.88%	–7.33%	–2.38%	–0.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–12.73%	–7.33%	–2.38%	–0.65%
Bloomberg Commodity Index†	–22.50%	–17.01%	–5.53%	–2.67%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
No Sales Charges	–11.48%	–6.44%	–1.45%	0.29%
Bloomberg Commodity Index†	–22.50%	–17.01%	–5.53%	–2.67%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
No Sales Charges	–11.36%	–6.30%	–1.25%	0.40%
Bloomberg Commodity Index†	–22.50%	–17.01%	–5.53%	–2.67%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2014 are 1.50%, 2.39%, 2.28%, 1.30% and 1.16% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. The performance shown for the index is for the time period of February 28, 2005 through December 31, 2014, which is based on the performance period of the life of the Fund.

† The unmanaged Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
12/31/14	$13.59	$12.39	$12.41	$13.75	$13.80
6/30/14	$15.86	$14.45	$14.48	$16.05	$16.10
Distribution Information as of 12/31/14
Six Months: Income Dividends	$.45	$.36	$.36	$.47	$.48

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2010 with over two years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internship positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Analyst for Mortgage Backed Securities: New York.

— MS in Computational Finance, Carnegie Mellon University; BA in Economics and BS in Computer Science, University of Maryland, College Park.

Consolidated Portfolio Summary (Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Consolidated Investment Portfolio

as of December 31, 2014 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 28.5%
Consumer Discretionary 2.6%
21st Century Fox America, Inc., 7.6%, 10/11/2015	2,000,000	2,099,560
Amazon.com, Inc., 1.2%, 11/29/2017	2,490,000	2,463,586
Carnival Corp., 1.875%, 12/15/2017	1,690,000	1,677,359
DIRECTV Holdings LLC, 2.4%, 3/15/2017	2,000,000	2,037,738
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016	4,000,000	4,141,608
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,443,456
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018	1,240,000	1,232,716
Time Warner Cable, Inc., 5.85%, 5/1/2017	2,500,000	2,728,873
		17,824,896
Consumer Staples 0.6%
ConAgra Foods, Inc., 2.1%, 3/15/2018	377,000	375,777
Safeway, Inc., 3.4%, 12/1/2016	387,000	393,155
Tyson Foods, Inc., 2.65%, 8/15/2019	2,030,000	2,048,493
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018	1,500,000	1,494,779
		4,312,204
Energy 2.5%
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018	3,000,000	3,058,089
KazMunayGas National Co. JSC, Series 2, 144A, 9.125%, 7/2/2018	3,000,000	3,282,150
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016	1,700,000	1,734,961
Petrobras International Finance Co., 7.875%, 3/15/2019	3,000,000	3,157,110
QGOG Atlantic, 144A, 5.25%, 7/30/2018	1,061,800	998,092
Transocean, Inc., 4.95%, 11/15/2015	2,484,000	2,490,222
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022	2,000,000	2,099,800
		16,820,424
Financials 14.1%
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015	3,335,000	3,345,035
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018	2,000,000	2,047,190
Bank of America Corp., Series L, 2.6%, 1/15/2019	2,115,000	2,131,446
Bank of Baroda, 144A, 4.875%, 7/23/2019	3,000,000	3,197,640
Bank of India, 144A, 3.625%, 9/21/2018	2,000,000	2,044,160
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017	5,660,000	5,745,749
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019	4,000,000	4,063,200
BBVA U.S. Senior SAU, 4.664%, 10/9/2015	3,160,000	3,244,571
BNP Paribas SA, 2.375%, 9/14/2017	1,475,000	1,500,228
BPCE SA, 1.625%, 2/10/2017	1,500,000	1,503,119
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019	590,000	585,727
Citigroup, Inc., 2.65%, 3/2/2015	2,275,000	2,281,704
Commonwealth Bank of Australia, 144A, 1.505%*, 3/31/2017	6,000,000	6,013,182
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018	1,865,000	1,861,740
Corpbanca SA, 144A, 3.875%, 9/22/2019	3,000,000	3,007,500
Credit Agricole SA, 144A, 2.125%, 4/17/2018	3,000,000	3,009,531
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015	4,000,000	3,992,000
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	1,898,000	1,953,454
Hyundai Capital Services, Inc., 144A, 1.043%*, 3/18/2017	2,815,000	2,809,353
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019	1,540,000	1,546,480
Intercontinental Exchange, Inc., 2.5%, 10/15/2018	790,000	804,395
Intesa Sanpaolo SpA:
3.875%, 1/16/2018	1,790,000	1,863,666
3.875%, 1/15/2019	1,770,000	1,832,646
Jefferies Group LLC, 5.125%, 4/13/2018	2,500,000	2,636,520
Lloyds Bank PLC, 2.3%, 11/27/2018	750,000	757,085
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	4,000,000	4,095,484
Morgan Stanley, 3.8%, 4/29/2016	2,500,000	2,582,547
Navient Corp., 3.875%, 9/10/2015	900,000	906,750
Nomura Holdings, Inc., 2.0%, 9/13/2016	2,220,000	2,237,909
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,030,000	1,030,107
Skandinaviska Enskilda Banken AB:
144A, 1.75%, 3/19/2018	1,745,000	1,736,116
144A, 2.375%, 11/20/2018	1,020,000	1,031,612
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018	715,000	722,863
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017	4,500,000	4,496,845
Swedbank AB, 144A, 1.75%, 3/12/2018	2,500,000	2,494,440
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019	2,000,000	2,025,600
Turkiye Vakiflar Bankasi Tao:
144A, 3.75%, 4/15/2018	1,000,000	987,400
144A, 5.0%, 10/31/2018	1,000,000	1,018,564
UBS AG, 144A, 2.25%, 3/30/2017	3,335,000	3,409,751
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018	3,000,000	3,053,067
		95,606,376
Health Care 1.2%
AbbVie, Inc., 1.75%, 11/6/2017	3,390,000	3,397,366
Actavis, Inc., 1.875%, 10/1/2017	750,000	747,093
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	1,885,000	1,901,454
Mallinckrodt International Finance SA, 3.5%, 4/15/2018	430,000	415,488
Mylan, Inc., 2.55%, 3/28/2019	1,340,000	1,334,854
		7,796,255
Industrials 0.7%
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019	500,000	507,887
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020	3,500,000	3,741,500
Total System Services, Inc., 2.375%, 6/1/2018	840,000	832,807
		5,082,194
Information Technology 1.3%
Arrow Electronics, Inc., 3.0%, 3/1/2018	3,000,000	3,076,311
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018	500,000	513,125
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019	2,000,000	2,032,874
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,182,586
		8,804,896
Materials 3.2%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,870,970
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017	2,180,000	2,200,204
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019	2,500,000	2,926,328
CF Industries, Inc., 6.875%, 5/1/2018	2,000,000	2,273,658
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	1,455,000	1,439,002
Glencore Finance Canada Ltd., 144A, 2.7%, 10/25/2017	2,400,000	2,428,097
Glencore Funding LLC, 144A, 2.5%, 1/15/2019	1,660,000	1,634,561
Goldcorp, Inc., 2.125%, 3/15/2018	1,490,000	1,472,662
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019	2,000,000	2,234,846
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018	1,720,000	1,723,469
Teck Resources Ltd., 3.0%, 3/1/2019	1,760,000	1,715,468
		21,919,265
Telecommunication Services 1.2%
CC Holdings GS V LLC, 2.381%, 12/15/2017	1,000,000	1,008,867
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	3,530,000	3,595,358
Telefonica Emisiones SAU, 3.192%, 4/27/2018	1,340,000	1,377,974
Verizon Communications, Inc., 3.65%, 9/14/2018	1,960,000	2,071,185
		8,053,384
Utilities 1.1%
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019	2,000,000	2,040,000
FirstEnergy Corp., Series A, 2.75%, 3/15/2018	2,025,000	2,040,651
Israel Electric Corp., Ltd., 144A, 5.625%, 6/21/2018	3,000,000	3,171,000
		7,251,651
Total Corporate Bonds (Cost $192,279,110)		193,471,545

Mortgage-Backed Securities Pass-Throughs 4.2%
Federal National Mortgage Association, 3.0%, with various maturities from 5/1/2027 until 6/1/2027 (Cost $28,696,819)	27,188,349	28,392,006

Asset-Backed 6.6%
Automobile Receivables 1.3%
AmeriCredit Automobile Receivables Trust:
"D", Series 2012-5, 2.35%, 12/10/2018	5,000,000	5,035,450
"D", Series 2011-2, 4.0%, 5/8/2017	1,280,000	1,299,588
Avis Budget Rental Car Funding AESOP LLC, "B", Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,503,415
CPS Auto Receivables Trust, "D", Series 2014-D, 144A, 5.33%, 11/16/2020	1,300,000	1,295,964
		9,134,417
Credit Card Receivables 0.3%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020	1,894,254	1,901,945
Miscellaneous 5.0%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.693%, 7/15/2026	1,690,000	1,671,684
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.131%*, 4/18/2026	1,000,000	971,395
Madison Park Funding XII Ltd., "A", Series 2014-12A, 144A, 1.731%*, 7/20/2026	5,000,000	4,983,585
Magnetite VI Ltd., "A", Series 2012-6A, 144A, 1.741%*, 9/15/2023	1,367,000	1,360,970
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.378%*, 7/17/2025	5,000,000	4,922,455
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.701%*, 7/20/2026	1,150,000	1,148,347
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.828%*, 7/17/2025	4,000,000	3,795,252
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.704%*, 11/14/2026	2,000,000	1,981,834
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.731%*, 4/15/2026	5,000,000	4,955,510
Voya CLO Ltd.:
"A1", Series 2014-2A, 144A, 1.677%, 7/17/2026	3,000,000	2,972,796
"A2", Series 2014-2A, 144A, 2.227%*, 7/17/2026	5,000,000	4,849,380
		33,613,208
Total Asset-Backed (Cost $44,986,225)		44,649,570

Commercial Mortgage-Backed Securities 4.5%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.843%*, 7/10/2044	3,125,000	3,228,572
Banc of America Large Loan, Inc., "PAJ", Series 2066-277A, 144A, 6.503%*, 10/10/2045	1,334,118	1,385,866
Banc of America Merrill Lynch Commercial Mortgage, Inc., "B", Series 2005-2, 5.037%*, 7/10/2043	5,000,000	5,048,425
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.461%*, 11/15/2030	2,500,000	2,505,630
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 144A, 2.911%*, 1/12/2030	2,000,000	2,005,128
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040	2,736,288	2,888,762
Credit Suisse First Boston Mortgage Securities Corp., "B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,530,096
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.161%*, 3/15/2018	880,000	880,704
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.057%*, 11/5/2030	1,024,884	1,024,936
"DFL", Series 2013-HLF, 144A, 2.907%*, 11/5/2030	620,843	620,875
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2004-C3, 4.981%, 1/15/2042	777,000	776,510
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,630,000	3,702,825
LB-UBS Commercial Mortgage Trust:
"AM", Series 2005-C5, 5.017%, 9/15/2040	582,000	593,145
"K", Series 2003-C5, 144A, 5.25%, 4/15/2037	3,331,000	3,321,730
Monty Parent Issuer 1 LLC, "A", Series 2013-LTR1, 144A, 3.47%, 11/20/2028	735,656	736,029
Total Commercial Mortgage-Backed Securities (Cost $30,425,286)		30,249,233

Collateralized Mortgage Obligation 0.0%
Federal National Mortgage Association, "FB", Series 1996-44, 0.97%*, 9/25/2023 (Cost $133,846)	133,595	135,154

Government & Agency Obligations 22.4%
Other Government Related (a) 1.9%
Asian Development Bank, 1.125%, 3/15/2017	2,000,000	2,010,180
Banco Continental SA, 144A, 5.75%, 1/18/2017	2,700,000	2,848,500
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019	2,950,000	2,950,000
Korea Development Bank, 4.0%, 9/9/2016	3,000,000	3,131,550
Svensk Exportkredit AB, 2.125%, 7/13/2016	2,000,000	2,043,980
		12,984,210
Sovereign Bonds 0.9%
Banco Nacional de Desenvolvimento Economico e Social, 144A, 4.0%, 4/14/2019	2,000,000	1,970,000
Province of British Columbia, Canada, 1.2%, 4/25/2017	2,855,000	2,867,990
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017	1,000,000	1,060,670
		5,898,660
U.S. Treasury Obligations 19.6%
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2017	20,908,800	20,925,130
0.125%, 4/15/2018	30,816,600	30,701,038
0.125%, 4/15/2019	16,213,920	16,035,307
U.S. Treasury Notes:
0.75%, 3/31/2018	20,000,000	19,692,180
1.0%, 8/31/2016 (b)	35,000,000	35,262,500
2.0%, 4/30/2016	10,000,000	10,210,940
		132,827,095
Total Government & Agency Obligations (Cost $152,909,167)		151,709,965

Loan Participations and Assignments 5.2%
Senior Loans*
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019	497,503	495,762
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	486,254	481,999
Alliance Laundry Systems LLC, Term Loan, 4.25%, 12/10/2018	432,468	429,045
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020	500,000	441,665
AmWINS Group LLC, Term Loan, 5.0%, 9/6/2019	980,019	974,712
Astoria Energy LLC, Term Loan B, 5.0%, 12/4/2021	500,000	493,750
Asurion LLC, Term Loan B1, 5.0%, 5/24/2019	720,838	712,988
Avaya, Inc., Term Loan B3, 4.67%, 10/26/2017	350,844	337,374
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	754,286	739,988
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020	994,987	969,177
Burlington Coat Factory Warehouse Corp., Term Loan B3, 4.25%, 8/13/2021	498,750	492,932
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020	741,866	720,073
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018	492,500	474,854
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	371,170	364,675
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020	495,000	465,300
Crossmark Holdings, Inc., First Lien Term Loan, 4.5%, 12/20/2019	490,000	480,607
CTI Foods Holding Co. LLC, First Lien Term Loan, 4.5%, 6/29/2020	493,750	490,047
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	470,093	457,360
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021	816,303	644,374
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020	492,504	487,991
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019	500,000	483,215
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020	250,000	184,531
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020	497,500	477,600
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021	436,364	349,091
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/8/2020	343,875	338,287
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	287,040	264,315
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	404,738	401,702
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020	495,000	492,525
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018	729,983	709,744
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020	496,250	491,287
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021	482,917	449,112
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021	250,000	248,750
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021	496,250	492,838
Level 3 Financing, Inc., Term Loan B, 4.0%, 1/15/2020	500,000	496,875
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021	496,250	483,432
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020	997,468	979,703
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020	496,212	459,244
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020	496,256	487,160
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020	496,250	504,934
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	486,250	466,800
Norcraft Companies LP, Term Loan, 5.25%, 12/13/2020	247,500	246,572
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018	486,250	471,055
NTELOS, Inc., Term Loan B, 5.75%, 11/9/2019	247,468	217,772
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019	495,000	485,100
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019	234,177	218,722
Second Lien Term Loan, 8.0%, 1/17/2020	250,000	222,084
Ozburn-Hessey Holding Co. LLC, Term Loan, 6.75%, 5/23/2019	738,750	732,286
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020	247,500	240,384
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021	995,000	915,400
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020	493,750	449,004
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	487,252	482,784
Polyconcept Investments BV, First Lien Term Loan, 6.0%, 6/27/2019	481,110	479,306
Portillo's Holdings LLC, First Lien Term Loan, 4.75%, 8/2/2021	498,750	493,762
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020	472,673	467,119
Regit Eins GmbH, First Lien Term Loan, 6%, 1/8/2021	500,000	491,040
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020	411,700	404,186
RPI Finance Trust, Term Loan B4, 3.5%, 11/9/2020	250,000	249,948
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018	250,000	197,395
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020	500,000	497,657
Signode Industrial Group U.S., Inc., Term Loan B, 3.75%, 5/1/2021	208,333	199,871
Steak N' Shake Operations, Inc., Term Loan, 4.75%, 3/19/2021	496,250	493,769
STG-Fairway Acquisitions, Inc., Term Loan B, 6.25%, 2/28/2019	248,738	245,784
Sungard Availability Services Capital, Inc., Term Loan B, 6.0%, 3/31/2019	248,125	222,196
Sybil Software LLC, Term Loan, 4.75%, 3/20/2020	481,250	477,039
Toys 'R' Us-Delaware, Inc.:
Term Loan B2, 5.25%, 5/25/2018	114,738	87,775
Term Loan B4, 9.75%, 4/24/2020	853,940	789,360
TricorBraun, Inc., Term Loan B, 4.04%, 5/3/2018	451,042	445,214
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019	495,000	485,984
Univar, Inc., Term Loan B, 5%, 6/30/2017	500,000	485,138
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017	245,000	243,469
WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/2017	1,000,000	1,001,250
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019	992,375	984,475
Ziggo Financing Partnership:
Term Loan B1, 3.75%, 1/15/2022	369,787	360,502
Term Loan B2A, 3.75%, 1/15/2022	238,298	232,314
Term Loan B3, 3.75%, 1/15/2022	391,915	382,074
Total Loan Participations and Assignments (Cost $36,684,478)		35,513,608

Short-Term U.S. Treasury Obligations 15.8%
U.S. Treasury Bills:
0.035%**, 2/12/2015 (c)	12,452,000	12,451,751
0.085%**, 6/11/2015	486,000	485,860
0.092%**, 9/17/2015 (d)	57,000,000	56,930,574
0.097%**, 10/15/2015 (d)	25,000,000	24,964,750
0.106%**, 4/2/2015 (d)	12,000,000	11,998,800
Total Short-Term U.S. Treasury Obligations (Cost $106,873,080)		106,831,735

	Shares	Value ($)

Cash Equivalents 12.3%
Central Cash Management Fund, 0.06% (e)	68,088,953	68,088,953
Deutsche Variable NAV Money Fund, 0.23% (e)	1,502,613	15,027,632
Total Cash Equivalents (Cost $83,116,585)		83,116,585

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $676,104,596)†	99.5	674,069,401
Other Assets and Liabilities, Net	0.5	3,423,421
Net Assets	100.0	677,492,822

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $676,160,114. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $2,090,713. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,733,285 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,823,998.

(a) Government-backed debt issued by financial companies or government-sponsored enterprises.

(b) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(c) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Futures	USD	2/12/2015	250	14,552,500	(2,334,763)
Natural Gas Futures	USD	2/25/2015	500	14,480,000	(3,283,478)
Nickel Futures	USD	2/19/2015	70	6,348,447	(429,270)
Palladium Futures	USD	3/27/2015	189	15,089,760	47,973
Soybean Meal Futures	USD	3/13/2015	338	11,748,880	(393,666)
Total net unrealized depreciation					(6,393,204)

At December 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Natural Gas Futures	USD	3/27/2015	500	14,405,000	2,426,411
Zinc Futures	USD	2/19/2015	120	6,514,380	246,545
Total unrealized appreciation					2,672,956

At December 31, 2014, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	14,451	(574)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	23,600	(574)
Total Call Options					38,051	(1,148)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	14,450	(1,896)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	5,100	(1,896)
Total Put Options					19,550	(3,792)
Total					57,601	(4,940)

(f) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2014 was $52,661.

At December 31, 2014, open commodity-linked swap contracts were as follows:
Bilateral Swaps
Expiration Date	Notional Amount ($)		Fixed Fee Received/ (Paid) by the Fund	Pay/Receive Return of the Reference Index	Value ($) (g)
Long Positions
1/20/2015	13,610,000	3	(0.57%)	Barclays-Commodity Strategy 1500 Index	369,910
1/20/2015	46,200,000	3	(0.48%)	Barclays-Commodity Strategy 1500 Index	(1,965,594)
1/20/2015	19,940,000	4	(0.15%)	Bloomberg Commodity Crude Excess Return Index	(1,151,712)
1/20/2015	39,870,000	5	(0.23%)	Bloomberg Commodity Index 3 Month Forward	(1,950,503)
1/20/2015	46,520,000	6	(0.16%)	Bloomberg Commodity Index 3 Month Forward	(2,274,046)
1/20/2015	24,620,000	7	(0.16%)	Bloomberg Commodity Index 3 Month Forward	(1,203,504)
1/20/2015	39,870,000	13	(0.18%)	Bloomberg Commodity Index 3 Month Forward	(1,949,410)
1/20/2015	66,460,000	8	(0.157%)	Bloomberg Commodity Index 3 Month Forward	(3,248,668)
1/20/2015	1,640,000	9	(0.16%)	Bloomberg Commodity Index 3 Month Forward	(80,169)
1/20/2015	71,460,000	9	(0.15%)	BNP Paribas 03 Alpha Index	800,132
1/20/2015	102,510,000	10	(0.09%)	Citi CUBES Dow Jones-UBS Weighted Index	(1,017,137)
1/20/2015	46,520,000	11	(0.43%)	Goldman Dow Jones-UBS Commodity Excess Return E177 Strategy Index	(2,194,630)
1/20/2015	9,000,000	7	0.0%	JPMorgan Ex-Front Month Lean Hogs Excess Return Index	(1,258,969)
1/20/2015	9,000,000	7	0.0%	JPMorgan Ex-Front Month Live Cattle Excess Return Index	694,313
1/20/2015	38,590,000	7	(0.65%)	JPMorgan Seasonal Commodity Spread Index	(67,160)
1/20/2015	16,540,000	7	(0.65%)	JPMorgan Seasonal Commodity Spread Index	107,970
1/20/2015	17,010,000	9	(0.39%)	Merrill Lynch Commodity Strategy Index	278,269
1/20/2015	56,090,000	9	(0.17%)	Merrill Lynch Commodity Strategy Index	(3,266,839)
1/20/2015	73,930,000	12	(0.09%)	UBS Custom Commodity Index	931,665
Short Positions
1/20/2015	21,750,000	7	0.0%	Bloomberg Commodity Index	1,264,751
1/20/2015	81,670,000	8	0.0%	Bloomberg Commodity Index	4,749,068
10/5/2015	10,000,000	7	0.17%	Bloomberg Commodity Index	(2,271,052)
1/20/2015	9,000,000	7	0.0%	Bloomberg Commodity Index Lean Hog Subindex	2,143,621
1/20/2015	9,000,000	7	0.0%	Bloomberg Commodtiy Index Live Cattle Subindex	(458,674)
Total net unrealized depreciation					(13,018,368)

(g) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At December 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
6/17/2015 6/17/2017	170,000,000	Fixed — 1.32%	Floating — LIBOR	(157,726)	(157,726)
6/17/2015 6/17/2019	80,000,000	Fixed — 2.0%	Floating — LIBOR	(518,352)	(518,352)
Total unrealized depreciation					(676,078)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 Societe Generale

5 Morgan Stanley

6 Credit Suisse

7 JPMorgan Chase Securities, Inc.

8 Macquarie Bank Ltd.

9 Bank of America

10 Citigroup, Inc.

11 Goldman Sachs & Co.

12 UBS AG

13 Canadian Imperial Bank of Commerce

LIBOR: London Interbank Offered Rate
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$193,471,545	$—	$193,471,545
Mortgage-Backed Securities Pass-Throughs	—	28,392,006	—	28,392,006
Asset-Backed	—	44,649,570	—	44,649,570
Commercial Mortgage-Backed Securities	—	30,249,233	—	30,249,233
Collateralized Mortgage Obligation	—	135,154	—	135,154
Government & Agency Obligations	—	151,709,965	—	151,709,965
Loan Participations and Assignments	—	32,125,042	3,388,566	35,513,608
Short-Term U.S. Treasury Obligations	—	106,831,735	—	106,831,735
Short-Term Investments	83,116,585	—	—	83,116,585
Derivatives (i)
Futures Contracts	2,720,929	—	—	2,720,929
Commodity-Linked Swap Contracts	—	11,339,699	—	11,339,699
Total	$85,837,514	$598,903,949	$3,388,566	$688,130,029
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$(6,441,177)	$—	$—	$(6,441,177)
Written Options	—	(4,940)	—	(4,940)
Commodity-Linked Swap Contracts	—	(24,358,067)	—	(24,358,067)
Interest Rate Swap Contracts	—	(676,078)	—	(676,078)
Total	$(6,441,177)	$(25,039,085)	$—	$(31,480,262)

During the period ended December 31, 2014, the amount of transfers between Level 2 and Level 3 was $1,686,966. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the period ended December 31, 2014, the amount of transfers between Level 3 and Level 2 was $2,837,888. The investments were transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of December 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $592,988,011)	$590,952,816
Investment in affiliated Deutsche Funds (cost $83,116,585)	83,116,585
Total investments in securities, at value (cost $676,104,596)	674,069,401
Cash	5,989,359
Foreign currency, at value (cost $14,046)	12,510
Receivable for investments sold	433,102
Receivable for Fund shares sold	20,050,636
Interest receivable	2,749,052
Net receivable for pending bilateral swap contracts	871,852
Unrealized appreciation on bilateral swap contracts	11,339,699
Other assets	71,305
Total assets	715,586,916
Liabilities
Payable for investments purchased	4,969,730
Payable for Fund shares redeemed	6,852,578
Payable for variation margin on futures contracts	807,187
Options written, at value (premiums received $57,601)	4,940
Unrealized depreciation on bilateral swap contracts	24,358,067
Payable for variation margin on centrally cleared swaps	89,563
Accrued management fee	510,421
Accrued Trustees' fees	11,731
Other accrued expenses and payables	489,877
Total liabilities	38,094,094
Net assets, at value	$677,492,822

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of December 31, 2014 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,221,708
Net unrealized appreciation (depreciation) on: Investments	(2,035,195)
Swap contracts	(13,694,446)
Futures	(3,720,248)
Foreign currency	(1,536)
Written options	52,661
Accumulated net realized gain (loss)	(276,588,700)
Paid-in capital	972,258,578
Net assets, at value	$677,492,822
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($113,972,835 ÷ 8,386,358 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.59
Maximum offering price per share (100 ÷ 94.25 of $13.59)	$14.42
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($169,511 ÷ 13,686 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.39
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,660,945 ÷ 2,631,615 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.41
Class S Net Asset Value, offering and redemption price(a) per share ($276,764,674 ÷ 20,125,668 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.75
Institutional Class Net Asset Value, offering and redemption price(a) per share ($253,924,857 ÷ 18,403,764 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.80

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended December 31, 2014 (Unaudited)
Investment Income
Income: Interest	$6,039,019
Income distributions from affiliated Underlying Funds	26,572
Total income	6,065,591
Expenses: Management fee	3,206,849
Administration fee	342,314
Services to shareholders	444,516
Distribution and service fees	359,655
Custodian fee	63,120
Professional fees	78,755
Reports to shareholders	54,428
Registration fees	46,698
Trustees' fees and expenses	14,662
Other	24,911
Total expenses before expense reductions	4,635,908
Expense reductions	(52,849)
Total expenses after expense reductions	4,583,059
Net investment income (loss)	1,482,532
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(360,297)
Swap contracts	(61,222,422)
Futures	(3,660,750)
Written options	159,883
Foreign currency	(18)
(65,083,604)
Change in net unrealized appreciation (depreciation) on: Investments	(6,680,274)
Swap contracts	(10,768,188)
Futures	(3,576,508)
Written options	(176,783)
Foreign currency	(1,646)
(21,203,399)
Net gain (loss)	(86,287,003)
Net increase (decrease) in net assets resulting from operations	$(84,804,471)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
Operations: Net investment income (loss)	$1,482,532	$2,981,693
Operations: Net investment income (loss)	$1,482,532	$2,981,693
Net realized gain (loss)	(65,083,604)	22,220,394
Change in net unrealized appreciation (depreciation)	(21,203,399)	20,065,019
Net increase (decrease) in net assets resulting from operations	(84,804,471)	45,267,106
Distributions to shareholders from: Net investment income: Class A	(3,743,894)	(187,406)
Class B	(5,330)	—
Class C	(1,040,295)	—
Class S	(8,234,973)	(385,998)
Institutional Class	(8,467,704)	(573,638)
Total distributions	(21,492,196)	(1,147,042)
Fund share transactions: Proceeds from shares sold	263,914,617	312,535,476
Reinvestment of distributions	20,109,291	1,079,584
Payments for shares redeemed	(239,472,116)	(412,404,750)
Redemption fees	1,916	6,722
Net increase (decrease) in net assets from Fund share transactions	44,553,708	(98,782,968)
Increase (decrease) in net assets	(61,742,959)	(54,662,904)
Net assets at beginning of period	739,235,781	793,898,685
Net assets at end of period (including undistributed net investment income of $1,221,708 and $21,231,372, respectively)	$677,492,822	$739,235,781

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended June 30,
Class A	Six Months Ended 12/31/14 (Unaudited)		2014		2013d	2012d	2011d	2010d
Selected Per Share Data
Net asset value, beginning of period	$15.86		$14.95	d	$16.25	$22.10	$17.20	$16.10
Income (loss) from investment operations: Net investment income (loss)a	.02		.04		.05	.00 ***	(.05)	(.10)
Net realized and unrealized gain (loss)	(1.84)		.89		(1.00)	(2.60)	4.95	1.35
Total from investment operations	(1.82)		.93		(.95)	(2.60)	4.90	1.25
Less distributions from: Net investment income	(.45)		(.02)		(.05)	(3.25)	—	(.15)
Return of capital	—		—		(.30)	—	—	—
Total distributions	(.45)		(.02)		(.35)	(3.25)	—	(.15)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$13.59		$15.86		$14.95	$16.25	$22.10	$17.20
Total Return (%)b	(11.55	)c**	6.20		(6.14)	(13.24)	28.49	7.33	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114		171		209	302	489	153
Ratio of expenses before expense reductions (%)	1.54	*	1.50		1.46	1.51	1.50	1.66
Ratio of expenses after expense reductions (%)	1.49	*	1.50		1.46	1.51	1.50	1.58
Ratio of net investment income (loss) (%)	.28	*	.27		.16	.09	(.17)	(.60)
Portfolio turnover rate (%)	29	**	93		71	98	116	189
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class B	Six Months Ended 12/31/14 (Unaudited)		2014		2013d		2012d	2011d		2010d
Selected Per Share Data
Net asset value, beginning of period	$14.45		$13.70	d	$14.95		$20.45	$16.05		$15.05
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.08)		(.10)		(.15)	(.20)		(.20)
Net realized and unrealized gain (loss)	(1.67)		.83		(.95)		(2.40)	4.60		1.20
Total from investment operations	(1.70)		.75		(1.05)		(2.55)	4.40		1.00
Less distributions from: Net investment income	(.36)		—		(.00	)***	(2.95)	—		(.00	)***
Return of capital	—		—		(.20)		—	—		—
Total distributions	(.36)		—		(.20)		(2.95)	—		(.00	)***
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$12.39		$14.45		$13.70		$14.95	$20.45		$16.05
Total Return (%)b	(11.84	)c**	5.47	c	(7.09	)c	(13.94)	27.41	c	6.66	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.3		1		3	7		8
Ratio of expenses before expense reductions (%)	2.59	*	2.39		2.37		2.34	2.39		2.48
Ratio of expenses after expense reductions (%)	2.24	*	2.28		2.35		2.34	2.35		2.33
Ratio of net investment income (loss) (%)	(.48	)*	(.55)		(.75)		(.74)	(1.09)		(1.35)
Portfolio turnover rate (%)	29	**	93		71		98	116		189
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class C	Six Months Ended 12/31/14 (Unaudited)		2014		2013d	2012d	2011d	2010d
Selected Per Share Data
Net asset value, beginning of period	$14.48		$13.75	d	$14.95	$20.50	$16.05	$15.05
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.07)		(.10)	(.10)	(.20)	(.20)
Net realized and unrealized gain (loss)	(1.68)		.80		(.85)	(2.50)	4.65	1.20
Total from investment operations	(1.71)		.73		(.95)	(2.60)	4.45	1.00
Less distributions from: Net investment income	(.36)		—		(.05)	(2.95)	—	(.00	)***
Return of capital	—		—		(.20)	—	—	—
Total distributions	(.36)		—		(.25)	(2.95)	—	(.00	)***
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$12.41		$14.48		$13.75	$14.95	$20.50	$16.05
Total Return (%)b	(11.88	)c**	5.31	c	(6.68)	(14.13)	27.73	6.66	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		47		65	90	110	34
Ratio of expenses before expense reductions (%)	2.29	*	2.28		2.26	2.26	2.26	2.44
Ratio of expenses after expense reductions (%)	2.24	*	2.26		2.26	2.26	2.26	2.33
Ratio of net investment income (loss) (%)	(.49	)*	(.51)		(.64)	(.66)	(.92)	(1.35)
Portfolio turnover rate (%)	29	**	93		71	98	116	189
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class S	Six Months Ended 12/31/14 (Unaudited)		2014		2013c	2012c	2011c		2010c
Selected Per Share Data
Net asset value, beginning of period	$16.05		$15.10	c	$16.40	$22.35	$17.35		$16.25
Income (loss) from investment operations: Net investment income (loss)a	.04		.07		.05	.05	(.00	)***	(.05)
Net realized and unrealized gain (loss)	(1.87)		.91		(1.00)	(2.65)	5.00		1.30
Total from investment operations	(1.83)		.98		(.95)	(2.60)	5.00		1.25
Less distributions from: Net investment income	(.47)		(.03)		(.05)	(3.35)	—		(.15)
Return of capital	—		—		(.30)	—	—		—
Total distributions	(.47)		(.03)		(.35)	(3.35)	—		(.15)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$13.75		$16.05		$15.10	$16.40	$22.35		$17.35
Total Return (%)	(11.48	)b**	6.46		(5.92)	(13.23)	28.82		7.81	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	277		240		219	231	328		65
Ratio of expenses before expense reductions (%)	1.29	*	1.30		1.29	1.32	1.26		1.40
Ratio of expenses after expense reductions (%)	1.28	*	1.30		1.29	1.32	1.26		1.38
Ratio of net investment income (loss) (%)	.49	*	.47		.35	.28	.10		(.40)
Portfolio turnover rate (%)	29	**	93		71	98	116		189
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Institutional Class	Six Months Ended 12/31/14 (Unaudited)		2014		2013c	2012c	2011c		2010c
Selected Per Share Data
Net asset value, beginning of period	$16.10		$15.15	c	$16.45	$22.40	$17.35		$16.25
Income (loss) from investment operations: Net investment income (loss)a	.04		.09		.10	.10	.05		(.05)
Net realized and unrealized gain (loss)	(1.86)		.89		(1.00)	(2.70)	5.00		1.35
Total from investment operations	(1.82)		.98		(.90)	(2.60)	5.05		1.30
Less distributions from: Net investment income	(.48)		(.03)		(.10)	(3.35)	—		(.20)
Return of capital	—		—		(.30)	—	—		—
Total distributions	(.48)		(.03)		(.40)	(3.35)	—		(.20)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$13.80		$16.10		$15.15	$16.45	$22.40		$17.35
Total Return (%)	(11.36	)**	6.48		(5.78)	(13.02)	29.11		7.87	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	254		281		300	289	320		127
Ratio of expenses before expense reductions (%)	1.18	*	1.16		1.14	1.16	1.13		1.21
Ratio of expenses after expense reductions (%)	1.18	*	1.16		1.14	1.16	1.13		1.20
Ratio of net investment income (loss) (%)	.60	*	.60		.51	.44	.19		(.23)
Portfolio turnover rate (%)	29	**	93		71	98	116		189
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Enhanced Commodity Strategy Fund (the "Fund'') is a diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2014, the Fund's investment in the Subsidiary was $116,587,320, representing 17.2% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan for the six months ended December 31, 2014.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Fund had net tax basis capital loss carryforwards of approximately $211,405,000, including $194,920,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,708,000), June 30, 2017 ($102,120,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and approximately $16,485,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,821,000) and long-term losses ($2,664,000).

The Fund has reviewed the tax positions for the open tax years as of June 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended December 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of six months ended December 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $190,000,000 to $250,000,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the six months ended December 31, 2014, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of December 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2014, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from $739,380,000 to $911,315,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from $0 to $131,420,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended December 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and options on commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of December 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended December 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $5,000 to $320,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $174,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended December 31, 2014, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014 is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $62,220,000 to $114,928,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $20,919,000 to $126,561,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Commodity Contracts (a) (b)	$2,720,929	$11,339,699	$14,060,628
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts

Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(4,940)	$—	$(676,078)	$(681,018)
Commodity Contracts (a) (b)	—	(6,441,177)	(24,358,067)	(30,799,244)
	$(4,940)	$(6,441,177)	$(25,034,145)	$(31,480,262)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Written options, at value and unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2014 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$—	$(48,648)	$(2,861,829)	$(2,910,477)
Commodity Contracts (a)	(420,670)	159,883	(3,612,102)	(58,360,593)	(62,233,482)
	$(420,670)	$159,883	$(3,660,750)	$(61,222,422)	$(65,143,959)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, futures and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$6,747	$2,069,711	$(13,125)	$2,063,333
Commodity Contracts (a)	246,670	(183,530)	(12,837,899)	(3,563,383)	(16,338,142)
	$246,670	$(176,783)	$(10,768,188)	$(3,576,508)	$(14,274,809)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$1,078,401	$(1,078,401)	$—	$—	$—
Barclays Bank PLC	369,910	(369,910)	—	—	—
JPMorgan Chase Securities, Inc.	4,210,655	(4,210,655)	—	—	—
Macquarie Bank Ltd.	4,749,068	(3,248,668)	—	—	1,500,400
UBS AG	931,665	—	—	—	931,665
	$11,339,699	$(8,907,634)	$—	$—	$2,432,065

Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$3,347,008	$(1,078,401)	$(2,268,607)	$—	$—
Barclays Bank PLC	1,965,594	(369,910)	—	—	1,595,684
BNP Paribas	2,470	—	(2,470)	—	—
Canadian Imperial Bank of Commerce	1,949,410	—	(1,949,410)	—	—
Citigroup, Inc.	1,017,137	—	(1,017,137)	—	—
Credit Suisse	2,274,046	—	(2,274,046)	—	—
Goldman Sachs & Co.	2,194,630	—	(2,194,630)	—	—
JPMorgan Chase Securities, Inc.	5,259,359	(4,210,655)	(1,048,704)	—	—
Macquarie Bank Ltd.	3,248,668	(3,248,668)	—	—	—
Morgan Stanley	1,950,503	—	(1,950,503)	—	—
Nomura International PLC	2,470	—	—	—	2,470
Societe Generale	1,151,712	—	—	—	1,151,712
	$24,363,007	$(8,907,634)	$(12,705,507)	$—	$2,749,866

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $112,794,862 and $101,102,139, respectively. Purchases and sales of U.S. Treasury obligations aggregated $39,961,072 and $117,191,231, respectively.

For the six months ended December 31, 2014, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	8,000,200	$336,930
Options written	150	182,856
Options closed	(350)	(462,185)
Outstanding, end of period	8,000,000	$57,601

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the six months ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.94% of the Fund's average daily net assets.

For the period from July 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.30%
Institutional Class	1.25%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.48%
Class B	2.23%
Class C	2.23%
Class S	1.28%
Institutional Class	1.23%

For the six months ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$32,848
Class B	405
Class C	10,283
Class S	9,313
$52,849

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2014, the Administration Fee was $342,314, of which $55,613 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$11,494	$4,395
Class B	295	152
Class C	2,313	865
Class S	708	708
Institutional Class	4,694	1,783
	$19,504	$7,903

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2014
Class B	$879	$113
Class C	153,950	21,907
	$154,829	$22,020

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2014	Annualized Rate
Class A	$153,268	$47,565	.23%
Class B	285	84	.24%
Class C	51,273	15,478	.25%
	$204,826	$63,127

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2014 aggregated $1,875.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2014, the CDSC for the Fund's Class B and C shares was $472 and $436, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2014, DDI received $50 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2014, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $11,944, of which $8,697 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended December 31, 2014		Year Ended June 30, 2014
	Shares	Dollars	Shares*	Dollars
Shares sold
Class A	1,819,551	$26,001,077	5,833,369	$88,903,019
Class B	268	3,331	—	—
Class C	224,082	2,950,175	430,853	6,067,620
Class S	11,466,740	167,379,685	9,309,981	144,890,684
Institutional Class	4,695,760	67,580,349	4,683,832	72,674,153
		$263,914,617		$312,535,476
Shares issued to shareholders in reinvestment of distributions
Class A	260,908	$3,650,042	11,441	$183,403
Class B	391	5,001	—	—
Class C	63,218	809,512	—	—
Class S	507,893	7,188,122	19,935	323,348
Institutional Class	595,652	8,456,614	35,208	572,833
		$20,109,291		$1,079,584
Shares redeemed
Class A	(4,472,181)	$(66,115,457)	(9,078,800)	$(138,966,015)
Class B	(10,606)	(143,704)	(52,968)	(747,603)
Class C	(909,720)	(11,932,037)	(1,897,704)	(26,603,421)
Class S	(6,790,750)	(98,520,094)	(8,875,085)	(137,021,679)
Institutional Class	(4,342,214)	(62,760,824)	(7,050,347)	(109,066,032)
		$(239,472,116)		$(412,404,750)
Redemption fees		$1,916		$6,722
Net increase (decrease)
Class A	(2,391,722)	$(36,463,998)	(3,233,990)	$(49,876,696)
Class B	(9,947)	(135,372)	(52,968)	(747,603)
Class C	(622,420)	(8,172,349)	(1,466,851)	(20,535,627)
Class S	5,183,883	76,048,271	454,831	8,195,846
Institutional Class	949,198	13,277,156	(2,331,307)	(35,818,888)
		$44,553,708		$(98,782,968)

* Shares for the period from July 1, 2013 through December 5, 2013 have been adjusted to reflect the effects of a reverse stock split effective December 6, 2013.

H. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds for the six months ended December 31, 2014 is as follows:
Affiliate	Value ($) at 6/30/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 12/31/2014
Deutsche Variable NAV Money Fund	15,012,617	15,015	—	—	14,892	15,027,632
Central Cash Management Fund	31,356,929	300,898,203	264,166,179	—	11,680	68,088,953
Total	46,369,546	300,913,218	264,166,179	—	26,572	83,116,585

I. Reverse Stock Split

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split for each class of shares of the Fund. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount for each class of shares of the Fund. The reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note G (Share Transactions) and per share and net asset value data in the Consolidated Financial Highlights tables have been restated to reflect the reverse stock split.

J. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2014, Deutsche Alternative Asset Allocation Fund held approximately 11% of the outstanding shares of the Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$884.50	$881.60	$881.20	$885.20	$886.40
Expenses Paid per $1,000*	$7.08	$10.62	$10.62	$6.08	$5.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,017.69	$1,013.91	$1,013.91	$1,018.75	$1,019.26
Expenses Paid per $1,000*	$7.58	$11.37	$11.37	$6.51	$6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Enhanced Commodity Strategy Fund	1.49%	2.24%	2.24%	1.28%	1.18%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Enhanced Commodity Strategy Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

The Board noted that, in connection with the 2011 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 869	25159L 851	25159L 844	25159L 836
Fund Number	485	685	785	2085	817

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DECSF-3
(R-025782-4 2/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Commodity Strategy Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015